Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of August 23, 2011, by and between Brian B. Sagheb (“Secured Party”) and Phototron Holdings, Inc., Growlife, Inc. and Phototron, Inc. (each a “Grantor”).

RECITALS

A.           Secured Party has advanced money (the “Loan”) in the amount and manner set forth in that certain Senior Secured Promissory Note issued by Phototron Holdings, Inc. (the “Borrower”) on August 23, 2011 in favor of Secured Party (the “Note”).  Secured Party is willing to make the Loan to the Borrower but only upon the condition, among others, that each Grantor shall grant to Secured Party a security interest in such Grantor’s intellectual property to secure the Borrower’s obligations under the Note.

B.           Pursuant to the terms of that certain Security Agreement dated as of August 23, 2011 (the “Security Agreement”), each Grantor has granted to Secured Party a security interest in all of such Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral (capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Borrower’s obligations under the Note, each Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure the Borrower’s obligations under the Note, each Grantor grants and pledges to Secured Party a security interest in all of such Grantor’s right, title and interest in, to and under all Collateral constituting intellectual property (including without limitation those copyrights, patents and trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Secured Party under the Security Agreement.  The rights and remedies of Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Security Documents, and those which are now or hereafter available to Secured Party as a matter of law or equity.  Each right, power and remedy of Secured Party provided for herein or in the Security Agreement or any of the Security Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Security Agreement or any of the other Security Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the date first written above.

Debtors:	PHOTOTRON HOLDINGS, INC.

	By:	/s/ Douglas Braun
Douglas Braun
Chief Executive Officer

GROWLIFE, INC.

By:	/s/ Douglas Braun
Douglas Braun
Chief Executive Officer

PHOTOTRON, INC.

By:	/s/ Brian B. Sagheb
Brian B. Sagheb
Chief Executive Officer

SECURED PARTY:	BRIAN B. SAGHEB

/s/ Brian B. Sagheb

EXHIBIT A

Copyrights

Description	Registration Number	Registration Date

EXHIBIT B

Patents

Description	Patent/App. No.	File Date

EXHIBIT C

Trademarks

Description	Serial No.	File Date

Phototron	85295812	4/14/11
Grow Plus	85280580	3/29/11
Growlife	85280216	3/29/11

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